Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of 11/2/2017)

*Please read in conjunction with the Company's 10-Q previously filed with the Securities and Exchange Commission on August 4, 2017 as well as the Company's "Explanation of Non-GAAP Financial Measures.

	FY 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016	Q1 2017	Q2 2017	Q3 2017	YTD 2017
Revenue ($000's)
Total GAAP Revenue	$468,520	$128,383	$142,719	$147,955	$149,071	$568,128	$152,919	$161,306	$169,058	$483,283
Growth %	16%	16%	24%	22%	22%	21%	19%	13%	14%	15%

Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945	698	2,348
Total Non-GAAP Revenue	$466,363	$128,040	$142,461	$147,794	$148,884	$567,179	$153,624	$162,251	$169,756	$485,631
Growth %	15%	16%	25%	22%	23%	22%	20%	14%	15%	16%

GAAP On Demand Revenue	$450,962	$123,411	$136,610	$140,883	$141,627	$542,531	$146,213	$154,727	$161,578	$462,518
Growth %	15%	16%	23%	21%	21%	20%	18%	13%	15%	15%

Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945	698	2,348
Non-GAAP On Demand Revenue	$448,805	$123,068	$136,352	$140,722	$141,440	$541,582	$146,918	$155,672	$162,276	$464,866
Growth %	15%	16%	24%	21%	21%	21%	19%	14%	15%	16%

On Premise Revenue	$2,970	$772	$687	$682	$695	$2,836	$675	$659	$648	$1,982
Professional & Other Revenue	$14,588	$4,200	$5,422	$6,390	$6,749	$22,761	$6,031	$5,920	$6,832	$18,783

Expenses ($000's)
Cost of Revenue
GAAP View	$198,613	$54,748	$62,078	$64,111	$61,364	$242,301	$63,042	$67,544	$69,348	$199,934
Stock-based expense	(4,046)	(751)	(826)	(929)	(804)	(3,310)	(853)	(1,050)	(1,040)	(2,943)
Amortization of intangible assets	(14,213)	(4,165)	(4,141)	(4,296)	(4,159)	(16,761)	(3,689)	(3,691)	(3,554)	(10,934)
Headquarters relocation costs	-	(584)	(679)	(760)	-	(2,023)	-	-	-	-
Non-GAAP View	$180,354	$49,248	$56,432	$58,126	$56,401	$220,207	$58,500	$62,803	$64,754	$186,057
Depreciation	(9,802)	(2,692)	(3,054)	(2,834)	(2,825)	(11,405)	(2,883)	(3,063)	(2,909)	(8,855)
Adjusted EBITDA View	$170,552	$46,556	$53,378	$55,292	$53,576	$208,802	$55,617	$59,740	$61,845	$177,202

Product Development
GAAP View	$68,799	$17,272	$18,878	$18,743	$18,714	$73,607	$20,387	$21,290	$21,885	$63,562
Stock-based expense	(8,585)	(1,449)	(1,897)	(1,900)	(1,825)	(7,071)	(1,879)	(2,454)	(2,098)	(6,431)
Asset impairment and loss on disposal of assets	(1,418)	-	-	-	-	-	-	-	-	-
Headquarters relocation costs	-	(154)	(176)	(211)	-	(541)	-	-	-	-
Non-GAAP View	$58,796	$15,669	$16,805	$16,632	$16,889	$65,995	$18,508	$18,836	$19,787	$57,131
Depreciation	(5,279)	(1,200)	(1,462)	(1,502)	(1,572)	(5,736)	(1,530)	(1,561)	(1,698)	(4,789)
Adjusted EBITDA View	$53,517	$14,469	$15,343	$15,130	$15,317	$60,259	$16,978	$17,275	$18,089	$52,342

Sales & Marketing
GAAP View	$123,108	$32,199	$35,129	$33,860	$34,025	$135,213	$35,147	$39,235	$42,583	$116,965
Stock-based expense	(12,996)	(2,974)	(3,799)	(1,406)	(3,185)	(11,364)	(3,128)	(4,266)	(3,847)	(11,241)
Amortization of intangible assets	(11,164)	(2,946)	(3,596)	(3,551)	(3,414)	(13,507)	(4,100)	(4,536)	(5,781)	(14,417)
Headquarters relocation costs	-	(170)	(184)	(220)	-	(574)	-	-	-	-
Non-GAAP View	$98,948	$26,109	$27,550	$28,683	$27,426	$109,768	$27,919	$30,433	$32,955	$91,307
Depreciation	(2,170)	(606)	(615)	(593)	(586)	(2,400)	(588)	(663)	(601)	(1,852)
Adjusted EBITDA View	$96,778	$25,503	$26,935	$28,090	$26,840	$107,368	$27,331	$29,770	$32,354	$89,455

General & Administrative
GAAP View	$68,814	$18,346	$21,932	$21,677	$23,058	$85,013	$24,251	$27,370	$31,004	$82,625
Stock-based expense	(12,495)	(3,217)	(4,215)	(4,020)	(3,655)	(15,107)	(4,232)	(6,106)	(4,779)	(15,117)
Amortization of intangible assets	-	-	-	-	-	-	-	-	-	-
Asset impairment and loss on disposal of assets	(1,652)	-	(85)	(164)	(248)	(497)	(24)	(63)	(385)	(472)
Acquisition-related income (expense)	1,841	57	9	266	(695)	(363)	(1,210)	(1,354)	(485)	(3,049)
Cost related to Hart-Scott-Rodino review process	-					-	(481)	(2,228)	(5,993)	(8,702)
Headquarters relocation costs	-	(117)	(135)	(162)	-	(414)	-	-	-	-
Litigation-related expense	(2)	-	-	-	-	-	-	-	-	-
Non-GAAP View	$56,506	$15,069	$17,506	$17,597	$18,460	$68,632	$18,304	$17,619	$19,362	$55,285
Depreciation	(3,263)	(998)	(1,347)	(1,276)	(1,404)	(5,025)	(1,650)	(1,579)	(1,738)	(4,967)
Other (income) expense	82	(11)	(16)	(15)	(25)	(67)	(34)	(18)	(136)	(188)
Adjusted EBITDA View	$53,325	$14,060	$16,143	$16,306	$17,031	$63,540	$16,620	$16,022	$17,488	$50,130

Profitability ($000's)
GAAP Net Income (Loss)	$(9,218)	$2,996	$2,083	$4,210	$7,361	$16,650	$8,195	$6,213	$6,834	$21,242
Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945	698	2,348
Depreciation, asset impairment, and loss on disposal of assets	44,385	5,496	6,563	7,119	6,635	25,813	6,675	6,929	7,331	20,935
Amortization of intangible assets	25,377	7,111	7,737	7,847	7,573	30,268	7,789	8,227	9,335	25,351
Acquisition-related expense (income)	(1,841)	(57)	(9)	(266)	695	363	1,210	1,354	485	3,049
Cost related to Hart-Scott-Rodino review process	-					-	481	2.228	5,993	8,702
Interest expense, net	1,367	719	1,090	1,079	937	3,825	1,120	2,804	4,813	8,737
Income tax (benefit) expense	(3,846)	2,114	1,545	3,540	3,637	10,836	811	(3,132)	(7,273)	(9,594)
Litigation-related expense	2	-	-	-	-	-	-	-	-	-
Headquarters relocation costs	-	1,025	1,174	1,353	-	3,552	-	-	-	-
Stock-based expense	38,122	8,391	10,737	8,255	9,469	36,852	10,092	13,876	11,764	35,732
Adjusted EBITDA	$92,191	$27,452	$30,662	$32,976	$36,120	$127,210	$37,078	$39,444	$39,980	$116,502

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$137,239	$36,282	$38,467	$39,023	$39,118	$152,890	$40,341	$41,404	$42,175	$123,920
% of Total	31%	29%	28%	28%	28%	28%	27%	26%	26%	27%
Y-O-Y growth	13%	11%	14%	11%	10%	11%	11%	8%	8%	9%

Resident Services	$146,138	$45,071	$54,613	$58,351	$60,062	$218,097	$60,968	$64,860	$70,527	$196,355
% of Total	33%	37%	40%	41%	42%	40%	42%	42%	43%	42%
Y-O-Y growth	33%	36%	60%	50%	49%	49%	35%	19%	21%	24%

Leasing and Marketing	$118,697	$28,925	$29,618	$29,451	$27,562	$115,556	$27,815	$29,324	$29,334	$86,473
% of Total	26%	24%	22%	21%	20%	22%	19%	19%	18%	19%
Y-O-Y growth	0%	-2%	-3%	-2%	-3%	-3%	-4%	-1%	0%	-2%

Asset Optimization	$46,731	$12,790	$13,654	$13,897	$14,698	$55,039	$17,794	$20,084	$20,240	$58,118
% of Total	10%	10%	10%	10%	10%	10%	12%	13%	13%	12%
Y-O-Y growth	13%	18%	17%	15%	20%	18%	39%	47%	46%	44%
Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$399,211	$110,464	$123,404	$127,155	$128,455	$489,478	$134,325	$141,459	$152,564	$428,348
% of Total	89%	90%	91%	90%	91%	90%	91%	91%	94%	92%
Y-O-Y growth	16%	18%	27%	24%	22%	23%	22%	15%	20%	19%

Transactional	$49,594	$12,604	$12,948	$13,567	$12,985	$52,104	$12,593	$14,213	$9,712	$36,518
% of Total	11%	10%	9%	10%	9%	10%	9%	9%	6%	8%
Y-O-Y growth	5%	5%	1%	3%	13%	5%	0%	10%	-28%	-7%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value		$529,052	$548,917	$565,700	$566,263		$596,159	$649,017	$708,836
Total ACV Growth (QTD)		24%	21%	21%	21%		13%	18%	25%
Organic ACV Growth (QTD)		10%	11%	10%	10%		11%	11%	8%
Unit Trend (000's)
On Demand Units - Ending		10,999	11,141	11,251	10,989		11,112	11,485	12,253
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)		96.9%	97.0%	97.0%	96.9%		96.8%	96.6%	96.2%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)		$48.10	$49.27	$50.28	$51.53		$53.65	$56.51	$57.85
Top ACV / RPU
Top 100 ACV ($000's)		$232,031	$240,850	$245,947	$253,206		$255,262	$269,154	$288,315

Top 100 ACV RPU		$71.02	$69.68	$72.63	$78.32		$79.59	$84.92	$84.11

Top 50 RPU Clients RPU		$168.58	$172.32	$177.21	$186.47		$187.48	$182.61	$187.66

Headcount
Total Ending RP Headcount		4,445	4,707	4,413	4,410		4,778	5,029	5,231

Total International Headcount (included above)		1,694	1,938	1,845	1,880		2,037	2,140	2,206
% International Headcount		38%	41%	42%	43%		43%	43%	42%